Exhibit 10.26

                                INDUSTRIAL LEASE
                               -----------------

                                   BASICTERMS
                                   ----------

Date:     -, 2008

Landlord: CONSORT LIVESTOCK INC.

Landlord's Address: 7100 N. Hwy 146, Baytown, Texas, 77523

Tenant: SUSTAINABLE POWER CORP.

Tenant's Address: 7111 Hwy 146 BOX 308, Baytown, Texas, 77523

Guarantors: JOHN RIVERA

Premises: 20' X 120" building  and  associated  limited  parking/concrete  area, located on 5 acres, more or less, described in EXHIBIT "A", and having
                                                         -----------
          a physical address of 7100 Hwy 146, Baytown, Texas, 77523; the Premises being shown in the Drawing/site plan shown in EXHIBIT "A".
                                                                    -----------


Term: MONTH-TO-MONTH, commencing on     -, 2008

Base Rent (Monthly):

- Landlord and Tenant agree that the fair market rental value of the Premises is $5,000.00 per month, and this amount shall be the Base Rent.

Tenant's Pro Rata Share: Tenant's pro rata share as calculated by Landlord of
     (i)      property taxes on real property (including improvements) and
     (ii)     insurance premiums for Landlord's Insurance,

Of the 5 acres, more or less, described in EXHIBIT "A"
                                           -----------
Permitted Use:

     Any lawful purpose which, based solely on the determination of Landlord, does not compete (directly or indirectly) or interfere with operations on the remaining 5 acres belonging to Landlord; is not unfit; and is not unduly unsafe or hazardous to the persons working on the Premises and the remaining 5 acres belonging to Landlord.

Tenant's Insurance:

- General liability insurance covering Tenant, the Premises, and the operations on the Premises against claims for bodily injury, death, or property damage on or around the Premises, in the amount of at least Five Million ($5,000,000.00) Dollars with respect to injury or death to more than one person in any one accident or other occurrence and Five Hundred Thousand ($500,000.00) Dollars with respect to damages to property; and including Landlord as an insured, as its interest appears, and as a loss payee.

- Property insurance against loss or damage by fire, storm, gas and all other hazards under a standard all-risk, extended coverage endorsement for an amount equal to the full insurable value of all Tenant's equipment, furnishings and other property located on the Premises.

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     all-risk  extended  coverage  endorsement  for  an amount equal to the full insurable value of all Tenant's equipment, furnishings and other property located on the Premises.

-    Worker's  compensation  insurance  covering  Tenant  on  the  Premises.

- All insurance shall be in a good and solvent insurance company or companies licensed to do business in Texas, and shall be non-cancelable without at least thirty (30) days written notice to Landlord.

Landlord's Insurance:

- Property insurance against loss or damage by fire, storm, gas, and all other hazards under a standard all-risk extended coverage endorsement for an amount as determined by Landlord and covering the 120' x 120' building (excluding contents).

Tenant's Rebuilding Obligations:

If the Premises are damaged by fire or other elements under circumstances that are not covered by Landlord's Insurance, Tenant, at its own cost and expense, shall diligently and in good faith cause the Premises to be repaired, replaced or rebuilt to the size, condition and quality as of the Commencement Date, within (6) months of the loss occurrence, subject to Force Majeure.

                                  DEFINITIONS

"Common Areas" means all open areas of the 5 acres, more or less, described in EXHIBIT "A".
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"Essential Services" means utility connections reasonably necessary for occupancy of the Premises for the Permitted Use.

"Injury" means (a) harm to or impairment or loss of property or its use, (b) harm to or death of a person, or (c) "personal and advertising injury" as defined in the form of liability insurance Tenant is required to maintain.

"Landlord" means Landlord and its agents, employees, invitees, licensees, or visitors.

"Lienholder" means the holder of a deed of trust covering the Premises.

"Rent" means Base Rent plus any other amounts of money payable by Tenant to Landlord.

"Tenant" means Tenant and its agents, contractors, employees, invitees, licensees, or visitors.

                             CLAUSES AND COVENANTS

A.     TENANT AGREES TO-

     1. Lease the Premises for the entire Term beginning on the Commencement Date and continuing month-to-month

     2. Accept the Premises in their present condition "AS IS," the Premises being currently suitable for the Permitted Use; and specifically acknowledges that neither Landlord or anyone on behalf thereof, makes any warranties, covenants or representations to Tenant, either express or implied, of any nature or kind or value, including, without limitation, those of title (except only as stated herein), merchantability, habitability or fitness for a particular purpose in respect of the Premises.

     3. Obey (a) all applicable laws relating to the use, condition, and occupancy of the premises, including, without limitation environmental laws; (b) any requirements imposed by utility companies serving or insurance companies covering the Premises; and (c) any rules and regulations for the Building and Common Areas adopted by Landlord.

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     4.  Maintain  compliance  with  all  laws,  orders,  citations,  rules, regulations, standards and statutes concerning occupational health and safety, accident prevention, safety equipment and practices, including but not limited to federal and state OSHA regulations.

     5. Prohibit and prevent the presence or use of alcohol, drugs (excluding medically prescribed drugs) and firearms by Tenant on the Premises.

     6. Pay monthly, in advance, on the first day of the month, the Base Rent to Landlord at Landlord's Address.

     7. Pay a late charge of 5 percent of any Rent not received by Landlord by the tenth day after it is due.

     8. Obtain and pay for all utility services used by Tenant and not provided by Landlord.

     9. Pay Tenant's Pro Rata Share within thirty (30) days after receipt of notice of amount due from Landlord.

     10. Allow Landlord to enter the Premises to perform Landlord's obligations, inspect the Premises, and show the Premises to prospective purchasers or tenants.

     11. Repair, replace, and maintain any part of the Premises that Landlord is not obligated to repair, replace, or maintain, reasonable wear excepted; and Tenant's Rebuilding Obligations.

     12. Keep the sidewalks, service ways, and loading areas adjacent to the Premises clean and unobstructed.

     13. Submit in writing to Landlord any request for repairs, replacement, and maintenance that are the obligations of Landlord.

     14. If requested, deliver to Landlord a financing statement perfecting the security interest created by this lease.

     15. Vacate the Premises and return all keys to the Premises on the last day of the Term.

     16. Pay all costs caused by Tenant's introduction of materials, other than ordinary human waste, into the sanitary sewer system.

     17. If the Premises are served by rail and if requested by the railroad, enter into a joint maintenance agreement with the railroad and bear Tenant's Pro Rata Share of the cost of maintaining the railroad spur.

     18. On request, execute an estoppel certificate that states the Commencement Date and termination date of the lease, identifies any amendments to the lease, describes any rights to extend the Term or purchase rights, lists defaults by Landlord, and provides any other information reasonably requested.

     19. Maintain continually in force at Tenant's expense Tenant's Insurance, and deliver certificates of such insurance and all renewals thereof to Landlord by fax, email attachment, or postal mail on or before renewal date.

     20. Indemnify, defend, and hold Landlord harmless from any Injury (and any resulting or related claim, action, loss, liability, or reasonable expense, including attorney's fees and other fees and court and other costs) occurring in any portion of the premises. THE INDEMNITY CONTAINED IN THIS PARAGRAPH (A) IS INDEPENDENT

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OF  TENANT'S  INSURANCE,  (B)  WILL  NOT  BE  LIMITED  BY COMPARATIVE NEGLIGENCE
STATUTES OR DAMAGES PAID UNDER THE WORKERS' COMPENSATION ACT OR SIMILAR EMPLOYEE BENEFIT ACTS, (C) WILL SURVIVE THE END OF THE TERM, AND (D) WILL APPLY EVEN IF AN INJURY IS CAUSED IN WHOLE OK IN PART BY THE ORDINARY NEGLIGENCE OR STRICT LIABILITY OF LANDLORD BUT WILL NOT APPLY TO THE EXTENT AN INJURY IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LANDLORD.

B.     TENANT AGREES NOT TO-

     1.  Use  the  Premises  for  any  purpose  other  than  the  Permitted Use.

     2.  Create  a  nuisance.

     3. Interfere with any other tenant's normal business operations conducted on the 5 acres, more or jess, described in EXHIBIT"A", or Landlord's management of the Premises.

     4. Permit any waste, or the location or storage (temporary or permanent) of hazard materials or waste on the Premises.

     5. Use the Premises in any way that would increase insurance premiums or void insurance on the Premises.

     6.  Change  Landlord's  lock  system.

     7.  Alter  the  Premises.

     8.  Allow  a  lien  to  be  placed  on  the  Premises.

     9. Assign this lease or sublease any portion of the Premises without Landlord's written consent.

     10.  Use  the  roof  on  the  Premises.

     11.  Place  any  signs  on the Premises without Landlord's written consent.

C.     Landlord agrees to-

     1. Lease to Tenant the Premises for the entire Term beginning on the Commencement Date and ending on the Termination Date.

     2. Obey all applicable laws with respect to Landlord's operation of the Building.

     3. Repair, replace, and maintain the (a) roof, (b) foundation, (c) Common Areas, and (d) structural soundness of the exterior walls, excluding windows, window glass, plate glass, and doors.

     4. Indemnify, defend, and hold Tenant harmless from any Injury and any resulting or related claim, action, loss, liability, or reasonable expense, including attorney's fees and other fee s and court and other costs, occurring in any portion of the common areas. tHE INDEMNITY CONTAINED IN THIS PARAGRAPH
(A) IS INDEPENDENT OF LANDLORD'S INSURANCE, (B) WILL NOT BE LIMITED BY COMPARATIVE NEGLIGENCE STATUTES OR DAMAGES PAID UNDER THE WORKERS' COMPENSATION ACT OR SIMILAR EMPLOYEE BENEFIT ACTS, (C) WILL SURVIVE THE END OF THE TERM, AND
(D) WILL APPLY EVEN IF AN INJURY IS CAUSED IN WHOLE OR IN PART BY THE ORDINARY NEGLIGENCE OR STRICT LIABILITY OF TENANT BUT WILL NOT APPLY TO THE EXTENT AN
INJURY  IS  CAUSED  BY  THE  GROSS  NEGLIGENCE  OR WILLFUL MISCONDUCT OF TENANT.

D.     LANDLORD AGREES NOT TO-

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     1.      Interfere with Tenant's possession of the Premises as long as
Tenant is not in default.

     2.      Unreasonably withhold consent to a proposed assignment or sublease.

E.     LANDLORD AND TENANT AGREE TO the FOLLOWING:

     1. Alterations. Any physical additions or improvements to the Premises made by Tenant will become the property of Landlord. Landlord may require that Tenant, at the end of the Term and at Tenant's expense, remove any physical additions and improvements, repair any alterations, and restore the Premises to the condition existing at the Commencement Date, normal wear excepted.

     2. Abatement. Tenant's covenant to pay Rent and Landlord's covenants are independent. Except as otherwise provided, Tenant will not be entitled to abate Rent for any reason.

     3. Insurance. Tenant and Landlord will maintain the respective insurance coverages described in the attached Insurance Addendum.

     4. Release of Claims/Subrogation. LANDLORD and tenant RELEASE each OTHER AND LIENHOLDER from all claims or liabilities for damage to the premises or building, damage to orloss of personal property within the building, and loss of business or revenues that are covered by the releasing party's property insurance or that would have been covered by the required insurance if the party fails to maintain the property coverages required by this lease. the party incurring the damage or loss will be responsible for any deductible or self-insured retention under its property insurance. Landlord and Tenant will notify the issuing property insurance companies of the release set forth in this paragraph and will have the property insurance policies endorsed, if necessary, to prevent invalidation of coverage. this release will not apply if it invalidates the property insurance coverage of the releasing party. THE RELEASE IN THIS PARAGRAPH WILL APPLY EVEN IF THE DAMAGE OR LOSS IS CAUSED IN WHOLE OR IN PART BY THE ORDINARY NEGLIGENCE ORSTRICT LIABILITY OF THE RELEASED PARTY BUT WILL NOT APPLY TO THE EXTENT THE DAMAGE OR LOSS IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE RELEASED PARTY.

     5.     Casualty/Total or Partial Destruction

          a. If the Premises are damaged by casualty and can be restored within ninety days, Landlord will, at its expense, restore the roof, foundation, Common Areas, and structural soundness of the exterior walls of the Premises and any leasehold improvements within the Premises that are not within Tenant's Rebuilding Obligations to substantially the same condition that existed before the casualty and Tenant will, at its expense, replace any of its damaged furniture, fixtures, and personal property and restore any leasehold improvements that are within Tenant's Rebuilding Obligations. If Landlord fails to complete the portion of the restoration for which Landlord is responsible within ninety days from the date of written notification by Tenant to Landlord of the casualty, Tenant may terminate this lease by written notice delivered to Landlord before Landlord completes Landlord's restoration obligations.

          b. If Landlord cannot complete the portion of the restoration for which Landlord is responsible within ninety days, Landlord has an option to restore the Premises. If Landlord chooses not to restore, this lease will terminate. If Landlord chooses to restore, Landlord will notify Tenant in writing of the estimated time to restore and give Tenant an option to terminate THIS lease by notifying Landlord in writing within ten days from receipt of Landlord's estimate. If Tenant does not notify Landlord timely of Tenant's election to terminate this lease, the lease will continue and

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     Landlord will restore the Premises as provided in a. above.

          c. To the extent the Premises are untenantable after the casualty, the Rent will be adjusted as may be fair and reasonable.

     6.     Condemnation/Substantial or Partial Taking

          a. If the Premises cannot be used for the purposes contemplated by this lease because of condemnation or purchase in lieu of condemnation, this lease will terminate.

          b. If there is a condemnation or purchase in lieu of condemnation and this lease is not terminated, Landlord will, at Landlord's expense, restore the Premises, and the Rent payable during the unexpired portion of the Term will be adjusted as may be fair and reasonable.

          c. Tenant will have no claim to the condemnation award or proceeds in lieu of condemnation.

     7. Uniform Commercial Code. Tenant grants Landlord a security interest in Tenant's personal property now or subsequently located on the Premises. This lease is a security agreement under the Uniform Commercial Code.

     8. Default by Landlord/Events. Defaults by Landlord are failing to comply with any provision of this lease within thirty days after written notice and failing to provide Essential Services to Tenant within ten days after written notice.

     9. Default by Landlord/Tenant's Remedies. Tenant's remedies for Landlord's default are to sue for damages and, if Landlord does not provide an Essential Service for thirty days after default, terminate this lease.

     10. Default by Tenant/Events. Defaults by Tenant are (a) failing to pay timely Rent, (b) abandoning or vacating a substantial portion of the Premises, and (c) failing to comply within ten days after written notice with any provision of this lease other than the defaults set forth in (a) and (b) above.

     11. Default by Tenant/Landlord's Remedies. Landlord's remedies for Tenant's default are to (a) enter and take possession of the Premises, after which Landlord may relet the Premises on behalf of Tenant and receive the Rent directly by reason of the reletting, and Tenant agrees to reimburse Landlord for any expenditures made in order to relet; (b) enter the Premises and perform Tenant's obligations; and (c) terminate this lease by written notice and sue for damages. Landlord may enter and take possession of the Premises by self-help, by picking or changing locks if necessary, and may lock out Tenant or any other person who may be occupying the Premises, until the default is cured, without being liable for damages.

     12. Default/Waiver/Mitigation. It is not a waiver of default if the nondefaulting party fails to declare immediately a default or delays in taking any action. Pursuit of any remedies set forth in this lease does not preclude pursuit of other remedies in this lease or provided by applicable law. Landlord and Tenant have a duty to mitigate damages.

     13. Force Majeure. In the event that Landlord or Tenant shall be delayed, hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, the act, failure to act or default of the other party, war or other reason beyond their control, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. Notwithstanding the foregoing, Tenant shall continue to be obligated to pay Basic Rent except as specifically provided herein.

     14. Holdover. If Tenant does not vacate the Premises following termination of this lease, Tenant will become a tenant at will and must vacate the Premises on receipt of notice from Landlord. No holding over by Tenant, whether with or without the consent of Landlord, will extend the Term; however, Tenant shall be liable for, and agrees to pay to Landlord, holdover rent during the holding over by Tenant and calculated at the lesser of 150% of the Base Rent or the highest amount allowed by law.

     15. Alternative Dispute Resolution. Landlord and Tenant agree to mediate in good faith before filing a suit for damages. Cost of mediation shall be shared equally by the parties. Notwithstanding the foregoing, Landlord need not resort to mediation prior to seeking eviction of Tenant from a court of appropriate jurisdiction.

     16. Attorney's Fees. If either party retains an attorney to enforce this lease, the party prevailing in litigation is entitled to recover reasonable attorney's fees and other fees and court and other costs.

     17. Venue. Exclusive venue is in the county in which the Premises are located.

     18. Entire Agreement. This lease, together with the attached exhibits and riders, is the entire agreement of the parties, and there are no oral representations, warranties, agreements, or promises pertaining to this lease or to any expressly mentioned exhibits and riders not incorporated in writing in this lease.

     19. Amendment of Lease. This lease may be amended only by an instrument in writing signed by Landlord and Tenant.
     20. Limitation of Warranties. There are no implied warranties of merchantability, of fitness for a particular purpose, or of any other kind arising out of this lease, and there are no warranties that extend beyond those expressly stated in this lease.

     21. Notices. Any notice required or permitted under this lease must be in writing. Any notice required by this lease will be deemed to be delivered (whether actually received or not) when deposited with the United States Postal Service, postage prepaid, certified mail, return receipt requested, and addressed to the intended recipient at the address shown in this lease. Notice may also be given by regular mail, personal delivery, courier delivery, facsimile transmission, or other commercially reasonable means and will be effective when actually received. Any address for notice may be changed by written notice delivered as provided herein.

     22. Use of Common Areas. Tenant will have the nonexclusive right to use the Common Areas subject to any reasonable rules and regulations that Landlord may prescribe.

     23. Interest. To the fullest extent allowed by law, Landlord shall be entitled to receive and Tenant shall pay interest per annum at the lesser of 18% or the highest rate allowed by law (i) during the Term of this lease, on all sums (excluding rent) due and owing to Landlord or to which Landlord is entitled to receive under this lease, and (ii) after termination of the term of this lease, on all sums (including rent) due and owing to Landlord or to which Landlord is entitled to receive under this lease, from the fifteenth (15,h) day after the date of written demand therefore from Landlord to Tenant until paid.

     24. Abandoned Property. Landlord may retain, destroy, or dispose of any property left on the Premises at the end of the Term, without liability, accountability or compensation whatsoever to Tenant.

     25. Termination. This is a month-to-month lease, and may be terminated at any time by either party by notice from the terminating party to the non-terminating party at least thirty (30) days in advance of the effective termination date as stated in the notice.


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Landlord:                                   Tenant:

Consort Livestock, Inc.                     Sustainable Power Corp.



by  \s\ Jonathan Groves, President          by  \s\ John Rivera
    ------------------------------              ---------------
        Jonathan Groves, President              John Rivera, President
                                                Printed name & Title







EXHIBITS:
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A - Metes and bounds description of 5 acres, more or less
B - drawing/site plan of Premises